UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington D. C.  20549



                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  April 19, 2000


                     Commission File No. 1-14501


                    PENNZOIL-QUAKER STATE COMPANY
       (Exact name of registrant as specified in its charter)


               Delaware                           76-0200625
     (State or other jurisdiction of           (I.R.S. Employer
      incorporation or organization)          Identification No.)


                    Pennzoil Place, P.O. Box 2967
                     Houston, Texas  77252-2967
               (Address of principal executive offices)



 Registrant's telephone number, including area code:  (713) 546-4000

Item 2.  Acquisition or Disposition of Assets

Introduction

     On April 7, 2000, Pennzoil-Quaker State Company (the "Company" or "Pennzoil-Quaker State") completed the sale of its Rouseville, Pennsylvania wax processing facilities and the related assets at the Rouseville facility to Calumet Lubricants Company, LP ("Calumet"). Also included in the sale was Pennzoil-Quaker State's share of its Bareco Products partnership with Baker Petrolite Corporation, a division of Baker Hughes Incorporated. The facilities sold to Calumet are herein referred to as the "Rouseville Facilities." The Company received gross proceeds of $27.7 million from the sale of the Rouseville Facilities.

SEC Requirements

      Included on pages F-1 through F-3 hereof are the unaudited Pro Forma Condensed Consolidated Financial Statements of Pennzoil-Quaker State and subsidiaries, which include certain adjustments to the historical consolidated financial statements of the Company and subsidiaries to reflect the disposition of its Rouseville Facilities.

Effects of the Disposition

      Results of operations from the Rouseville Facilities are being
removed   from   Pennzoil-Quaker  State's   consolidated   financial
statements beginning April 7, 2000.

Item 7.  Financial Statements and Exhibits

(a)   Pro Forma Financial Information

      Pennzoil-Quaker State Company and Subsidiaries Pro Forma
      Condensed Consolidated Statements (Unaudited)              F-1

          Pro Forma Condensed Consolidated Balance Sheet as of
            December 31, 1999                                    F-2

          Pro Forma Condensed Consolidated Statement of Operations
            for the year ended December 31, 1999                 F-3

          Notes to Pro Forma Condensed Consolidated Financial
            Statements                                           F-4


(b)   Exhibits-

      Press Release of Pennzoil-Quaker State dated February 7, 2000

               PENNZOIL-QUAKER STATE COMPANY AND SUBDIARIES
          PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              (Unaudited)


SEC Requirements

    The Pro Forma Condensed Consolidated Financial Statements have been prepared in accordance with the requirements of Item 11 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"). These required statements are presented for informational purposes only and are not indicative of the results of future operations or financial position, nor the results of historical operations and financial position had the disposition occurred as of the assumed dates.


Explanatory Notes

    The Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999 has been prepared assuming that the disposition of the Rouseville Facilities occurred on that date. The Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 1999 has been prepared assuming that the disposition had occurred at the beginning of the period. Pursuant to SEC regulations, pro forma adjustments include only the effects of events directly attributable to a transaction that are factually supportable and, for income accounts, are expected to have a continuing impact.
    The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Company's historical consolidated financial statements included in Pennzoil-Quaker State's Annual Report on Form 10-K for the year ended December 31, 1999.

                                PENNZOIL-QUAKER STATE COMPANY AND SUBSIDIARIES
                                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                             December 31, 1999
                                                 (UNAUDITED)


                                                              Historical
                                                               Pennzoil-           Pro Forma
                                                             Quaker State         Adjustments         As Adjusted
                                                             -------------       -------------        -------------
                                                                           (Expressed in thousands)
ASSETS

Current assets
   Cash and cash equivalents                                 $     20,155        $        -           $     20,155
   Receivables                                                    312,320              (7,634)  (a)        304,686
   Inventories                                                    298,202             (16,522)  (a)        281,680
   Other current assets                                            55,361                (873)  (a)         54,488
                                                             -------------       -------------        -------------
Total current assets                                              686,038             (25,029)             661,009

Property, plant and equipment, net                                502,101                (798)  (a)        501,303
Deferred income taxes                                             272,677                 -                272,677
Goodwill and other intangibles                                  1,065,143                 -              1,065,143
Other                                                             207,262              (5,878)  (b)        201,384
                                                             -------------       -------------        -------------
                                                                2,047,183              (6,676)           2,040,507
                                                             -------------       -------------        -------------

TOTAL ASSETS                                                 $  2,733,221        $    (31,705)        $  2,701,516
                                                             =============       =============        =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Current maturities of long-term debt                      $      1,080        $        -           $      1,080
   Accounts payable                                               210,700                 -                210,700
   Payroll accrued                                                 28,328                 -                 28,328
   Other current liabilities                                      129,295                 -                129,295
                                                             -------------       -------------        ------------
Total current liabilities                                         369,403                 -                369,403

Long-term debt, less current maturities                         1,026,153                 -              1,026,153
Capital lease obligations                                          68,786                 -                 68,786
Other liabilities                                                 319,011                 -                319,011
                                                             -------------       -------------        ------------
TOTAL LIABILITIES                                               1,783,353                 -              1,783,353
                                                             -------------       -------------        ------------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY                                              949,868             (31,705)             918,163
                                                             -------------       -------------        ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $  2,733,221        $    (31,705)        $  2,701,516
                                                             =============       =============        ============
<F1>
The accompanying notes are an integral part of these pro
forma condensed consolidated financial statements.

                                         PENNZOIL-QUAKER STATE COMPANY AND SUBSIDIARIES
                                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                  Year Ended December 31, 1999
                                                         (UNAUDITED)


                                                                   Historical
                                                                    Pennzoil-        Pro Forma
                                                                  Quaker State      Adjustments       As Adjusted
                                                                  -------------    ------------      -------------
                                                                  (Expressed in thousands except per share amounts)
REVENUES                                                          $  2,988,932     $  (128,383) (a)  $  2,860,549

COSTS AND EXPENSES
   Cost of sales                                                     2,182,632        (111,157) (a)     2,071,475
   Selling, general and administrative expenses                        520,660            (430) (a)       520,230
   Depreciation and amortization                                       123,363          (7,308) (a)       116,055
   Acquisition related expenses                                         86,173             -               86,173
   Impairment of long-lived assets                                     493,910        (133,831) (b)       360,079
   Taxes, other than income                                             16,984            (189) (a)        16,795
   Interest charges, net                                                80,588             -               80,588
                                                                  -------------    ------------      -------------
                                                                      (515,378)        124,532           (390,846)

Income tax provision (benefit)                                        (194,447)         49,249  (c)      (145,198)
                                                                  -------------    ------------      -------------
NET INCOME (LOSS)                                                 $   (320,931)    $    75,283       $   (245,648)
                                                                  =============    ============      =============

LOSS PER SHARE                                                    $      (4.12)                      $      (3.16)
                                                                  =============                      =============

DIVIDENDS PER COMMON SHARE                                        $       0.75                       $       0.75
                                                                  =============                      =============

AVERAGE SHARES OUTSTANDING                                              77,850                             77,850
                                                                  =============                      =============


<F1>
The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

          PENNZOIL-QUAKER STATE COMPANY AND SUBSIDIARIES
  NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED)



     On April 7, 2000, Pennzoil-Quaker State Company ("the Company" or "Pennzoil-Quaker State"), completed the sale of its Rouseville, Pennsylvania wax processing facilities and related assets at the Rouseville facility to Calumet Lubricants Company, LP ("Calumet"). Also included in the sale was Pennzoil-Quaker State's share of its Bareco Products partnership with Baker Petrolite Corporation, a division of Baker Hughes Incorporated. The facilities sold to Calumet are herein referred to as the "Rouseville Facilities." The Company received gross proceeds of $27.7 million from the sale of the Rouseville Facilities.

      The Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999 has been prepared assuming that the disposition of the Rouseville Facilities occurred on that date. The Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 1999 has been prepared assuming that the disposition occurred at the beginning of the period.

      The adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999 are as follows:

      (a) Reflects the removal of the historical net book value of the Rouseville Facilities, including inventory, accounts receivable, prepaids and property, plant and equipment. No liabilities were assumed by Calumet.

      (b) Reflects the removal of the net investment associated with the Bareco partnership.


      The adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 1999 are as follows:

      (a) Reflects the removal of revenues and certain costs and expenses associated with the assets sold by the Company.

      (b) Reflects the elimination of the charge for the impairment of long-lived assets related to the assets sold by the Company. Such impairment is related to the application of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," and would not be required once the aforementioned assets are removed.

      (c) Reflects the pro forma effect of the adjustments to income using the historical effective tax rate.

                             SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   PENNZOIL-QUAKER STATE COMPANY
                                             Registrant




                                   S/N Michael J. Maratea
                                   Michael J. Maratea
                                   Vice President and Controller




April  19,  2000